                                                    [ARTHUR ANDERSEN LETTERHEAD]

                                                                    EXHIBIT 23.3

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 25, 2000 included in Computer Motion, Inc.'s report on Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.


/s/  ARTHUR ANDERSEN LLP
--------------------------
     Arthur Andersen LLP


Los Angeles, California
August 18, 2000